Exhibit 99.1

Coolisys Technologies ®

Electrical Vehicles (EV) Charging Series

August 2020

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DISCLAIMERS

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (sometimes referred to as "DPW") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "2019 Annual Report") and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission's website (www.sec.gov). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2019 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

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COOLISYS Technologies Corp

ORGANIZATION STRUCTURE Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s 3 (CEO - Amos Kohn) (CEO – JR Read (CEO – Darren Magot) (CEO – Milton (Todd) Ault III

Digital Power Corporation Power - Plus Electronics COOLISYS ORGANIZATION STRUCTURE Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s For over 50 years, a worldwide leader in providing innovative, durable, reliable customized advanced - power solutions for a diverse range of military, aerospace and commercial applications 4 * PP is a branded business unit *

OUR COMPANY MISSION

- Design and manufacture innovative, feature-rich, and high-quality power products for mission critical applications in the harshest environments and life-saving, life-sustaining applications across diverse markets including defense/aerospace, medical/healthcare, automotive, industrial and telecommunications
- Emphasize value-added, fully customized, modified-standard, and off-the-shelf power products and solutions to meet the specific needs of customer applications with the best cost-performance
- Focus on providing highly reliable power products with all applicable safety approvals, targeting customers that require customized solutions and innovative technologies
- Enrich our product offerings through strategic alliances to support expansion into new markets
- Pursue entry into new complementary and emerging markets
- Expand growth in our core markets by providing specialized and built-to-order products and solutions that are not likely to be commoditized

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COOLISYS Technologies Corp

LOCATIONS & FUNCTION

Headquarters located in **Fremont, CA**

Operations

- Since 1969, custom and advance power systems serving markets in North America, South America and Asia/Pacific through Digital Power Corp. operation located in **Fremont, CA**
- Value-added solutions serving markets in North America through Power-Plus operation located in **Sonora, CA**
- Contract manufacturing and technology partners located in the **U.S., Israel, Taiwan, China and Vietnam**

Sales Channels

- Regional sales managers (RSMs), key account managers focused on vertical markets
- Manufacturing representatives in various territories
- Power focused distributors and catalog distributors
- Value-added resellers (VARs)


Sonora, CA
Fremont, CA

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COOLISYS® Technologies Corp

MARKET DIVERSIFICATION


Defense
Medical
Commercial
Defense-Aerospace 16%
Medical-Healthcare 30%
Industrial Automotive Telecom 54%
ITAR REGISTERED
DEPARTMENT OF STATE
UNITED STATES OF AMERICA

Defense/Aerospace

Coolisys' power solution group specializes in designing and manufacturing solutions for mission critical applications. We provide multi-purpose power solutions for defense/aerospace and homeland applications that include precise artillery weapons, tactical mobile and ground communications, airborne power supply, naval power systems, missile defense and more.

Medical/ Healthcare

Coolisys' medical-healthcare products are used in OEM life-saving and life-sustaining healthcare and medical solutions. Applications include laser surgical procedures, ventilators and oxygen concentrators, medical beds, and more.

Industrial, Automotive and Telecommunications

Coolisys provides revolutionary, cost-effective, and highly reliable products for the industrial, automotive and telecommunications markets. Applications include EV charging stations, gas turbine controls, broadband network power electronics and more.

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CUSTOMERS: DEFENSE/AEROSPACE

				NASA
LOCKHEED MARTIN	Rockwell Collins	L3	STARK AEROSPACE	PacStar
DAWN Dawn VME Products	GENERAL DYNAMICS	Raytheon	IAI	NAWC
THALES	BAE SYSTEMS	HARRIS	RAFAEL	SDM & Associates, Inc.

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COOLISYS Technologies Corp

CUSTOMERS: MEDICAL/HEALTHCARE, INDUSTRIAL &TELECOM

QUALCOMM	thinklogical.	Agilent Technologies	KEYSIGHT TECHNOLOGIES	ETM	COMTECH
thyssenkrupp	NOKIA	ELMA	CCC	inogen	ZD ZEST DENTAL SOLUTIONS
KLA	APPLIED MATERIALS	ARRIS	PENTAIR	CISCO	MILLENNIUM DENTAL TECHNOLOGIES, INC.
BECKMAN COULTER	FerroTec	AVID	EMERSON.	SG SCIENTIFIC GAMES	STORZ
Benchmark electronics	PLEXUS	JABIL	flex.	ALLIED ELECTRONICS	QualiTau

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COOLISYS Technologies Corp

COOLISYS EV CHARGING SOLUTIONS



smart addict
electric
drive

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COOLISYS Technologies Corp

WHERE IT ALL BEGAN.....



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COOLISYS
Technologies Corp

AND NOW…..




EV

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COOLISYS Technologies Corp

THE GROWTH IN EV CHARGING POINTS 13 Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s Number of electric car charging points created in the last 12 months* Global EV charging stations* * Source: https://www.psmarketresearch.com/market - analysis/electric - vehicle - charging - station - market

THE EV CHARGING MARKETPLACE 14 Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s EV Charging Statistics Level 2 Stations & Locations

OVERVIEW ▪ Coolisy s ' CTEVBC AC and D C produc t line is a made u p o f bot h hardwar e and softwar e components to provid e a robust fuel/energ y management solution ▪ Our product line is targeting to be well - positione d to address the expected rapid expansion of infrastructure that will be required to suppor t broa d adoption o f electric vehicles globally ▪ Coolisy s ’ innovative charging solutio n is expected to produc e a ful l charge fo r an EV with a 150 - mile range batter y in jus t ove r 3 0 minutes ▪ Our product line includes a wide range o f solution s including Level - 1 ( 120 V AC) fo r residential use, Level - 2 ( 240 V AC) fo r residential and commercial us e and Level - 3 ( 480 V D C o r higher ) supe r charging fo r commercial applications ▪ Our a dvance d powe r controller allows driver s to utiliz e a keypad, proximit y card, o r an RFID - based automated identification approach to authorize charging control ▪ The EV charging station market is projected to reach $27.7 billion by 2027 from an estimated $2.5 billion last year, growing at a compound annual growth rate (CAGR) of 34.7%* 15 Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s * Source - https://www.marketsandmarkets.com/Market - Reports/electric - vehicle - supply - equipment - market - 89574213.html#:~:text=charging%20stati ons%20market%3F - ,The%20electric%20vehicle%20charging%20stations%20market%20is%20projected%20to%20reach,34.7%25%20during%20the%20 forecast%20period.

COOLISYS EV CHARGER SERIES

AC Series
Wall Mounted / Floor Standing

- CTEVBC-7KW 240Vx1/32Amp
- CTEVBC-22KW 240Vx3/32Amp
- CTEVBC-42KW 240Vx3/32Amp


COOLISYS

DC Series - Fast charging system
Floor Standing

- CTEVBC-60KW 400V/97Amp 1 Plug
- CTEVBC-80KW 400V/129Amp 1/2 Plugs
- CTEVBC-120KW 400V/250Amp 2 Plugs
- CTEVBC-160KW 400V/258Amp 2/4 Plugs
- CTEVBC-180KW 400V/291Amp 2 Plugs
- CTEVBC-240KW 400V/388Amp 4 Plugs
- CTEVBC-320KW 400V/486Amp 4 Plugs


COOLISYS
Technologies Corp

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COOLISYS Technologies Corp

COOLISYS TARGETED MARKETS AND PRODUCT/SERVICES

Coolisys market segments:

- Private:
  - Level 2 charging
- Commercial:
  - DC fast charging
  - Level-2 (higher power)

- Sub-markets:
  - B2B
    - Electric car dealerships
    - Auto dealerships / Auto OEMs
    - Local Municipalities/Districts
    - Retailers (Multi-Location/Big Box)
    - Businesses – Larger Employers
    - Parking services and facilities
    - Government facilities
    - Multi-Unit Residential
    - Other Businesses focused on serving electric car owners

Coolisys targeted product markets:

- Charging stations
- Power rectifiers – Fits all models and power range
- EV chargers – Parts and repair services

Coolisys exclusive markets:

- North America
  - USA
  - Canada
- Middle East
  - United Arab Emirates
  - Israel



Coolisys non-exclusive markets:

- Asia
- Europe

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USE ENVIRONMENT

- **At home** in a private garage/driveway, at a designated parking spot or shared parking facility at multi-residential facilities (common for apartment complexes and condominium communities)
- **At work** at an office building's parking facility, either reserved or semi-public.
- **In public** along streets, on the highway, and at parking facilities such as public parking lots, airports, vehicle rental locations, car dealerships, valet services, shopping malls, hotels, hospitals, restaurants, larger retailers, municipalities, etc.






P

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AC CHARGER


Charger
Battery

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DC FAST CHARGER


Battery

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COOLISYS Technologies Corp

EV CHARGING PLUG TYPE


J1772
CHAdeMO
CCS (Type 1)
Tesla
Level 2 (slow)
DC Fast Chargers (aka Level 3)



J1772



CHAdeMO



CCS Combo



Tesla

- The J1772 allows for Level 1 and Level 2 charging of Plug-In Hybrid Electric Vehicles and All-Electric Vehicles. The Tesla brand does not have a J1772 connector but does offer an adapter
- The CHAdeMO is used by Honda, Nissan, Mitsubishi, Toyota, Kia, Fuji for DC fast charging
- The CCS Combo is used by Ford, General Motors, Volkswagen, Audi, Jaguar for DC fast charging
- The Tesla Combo is used solely by Tesla vehicles

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EV CHARGING FACTORS

Type of Vehicle	Manufacturer, model, battery capacity, charging limitations
Parking Location	Route, distance from electrical source - configuration, mounting method
Driving Needs	Average daily driving, alternate charging options, dwell time



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EV CHARGING TIME


Level 1
8-20+ Hours
Level 2
3-8 Hours
DC Fast Charge
30 Minutes

- Level 1: Provides 2-5 miles of range per 1 hour of charging through a standard household 120V AC outlet and is adequate for most daily commuters
- Level 2: Provides 10-20 miles of range per 1 hour of charging through a 240V (residential) or 208V (commercial) outlet
- DC Fast Charge (Level 3): Provides 125 to 150 miles of range per 30 minutes of charging. In order to use a Level 3 charging option, the EV charger requires three-phase input and the EV must have DC fast charging capability

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EV CHARGING OPTIONS

Level 1

- A Common household receptacle (120 Volt-20 Amp)
- Charging time*:
  - Plug-In Hybrid = 6 to 8 Hours
  - Battery Full Electric = 11 to 16 Hours

Level 2

- Power demand comparable to a stove or clothes dryer (240 Volt 20-100 Amp)
- Charging Time*:
  - Plug-In Hybrid = 3 to 4 Hours
  - Battery Full Electric = 3 to 6 Hours



DC Fast Charge

- 400 Volts or More
- Uses Direct Current, High Power Charge
- Charging Time*= 20 to 30 Minutes

** Dependent on Battery Size*

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All - Electric Vehicle (EV) Audi e - tron Ran g e: 2 04M Kia Niro EV Ran g e: 239 Chev r o l e t Bolt Ran g e: 238M T e sl a Model S Ran g e: 250M Hyundai Sonata Plug - in Electric r an g e: 28 M Total range : 600M Toyota Prius Prime Electric r an g e: 25 M Total range : 64 0 M F o r d Fusion Ene r g i Electric r an g e: 26 M Total range : 610M BMW i3 Rex Electric r an g e: 126 M Total range : 20 0M Plug-In Hybrid Electric Vehicles ALL - ELECTRIC AND PLUG - IN HYBRID ELECTRICAL VEHICLES Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s 2 5

Amos Kohn – Presi d ent & CEO C OM P ANY A T A GLANCE ▪ Outstanding technologie s for use in fully - custom ized , modified - standard an d value - added power solutions ▪ Technolog y complie s with standard s an d mee t the needs of diversified serving markets ▪ Strong line of advance d standard power supply products ▪ Product s with the highest efficienc y an d density ▪ With over 50 years as a worldwide leader in providing durable, reliable customized advanced - power solutions, Coolisys has the expertise and ability to innovate and deliver to new markets and new products THAN K YOU 2 6 Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s